EXHIBIT 10.2 Securities Purchase Agreement between Fairford and the Company

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”), dated February 16, 2007, is entered by and between CTI Group (Holdings) Inc., a Delaware corporation (the “Company”), and Fairford Holdings Limited, a British Virgin Islands company (the “Purchaser”).

WHEREAS, the Purchaser secured the issuance of a $2.6 million letter of credit (the “Letter of Credit”) from SEB to National City Bank, a national banking association (“National City Bank”), with which the Company entered into the Loan Agreement (the “Loan Agreement”), dated as of December 22, 2006, related to the $2.6 million acquisition loan (the “Acquisition Loan”) and $8.0 million revolving loan extended by the National City Bank to the Company;

WHEREAS, due to National City Bank’s receipt of the Letter of Credit, the Company was able to obtain the Acquisition Loan at a favorable cash-backed interest rate; and

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, intending to be legally bound hereby and in consideration for securing the issuance of the Letter of Credit, the mutual covenants contained in this Agreement and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Company and the Purchaser agree as follows:

ARTICLE I

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated in this Section 1.1:

“Affiliate” shall mean any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such term is used in and construed under Rule 144 under the Securities Act.

“Closing” shall mean the closing of the purchase and sale of the Securities pursuant to Section 2.1.

“Closing Date” shall mean the Trading Day selected by the Company after all of the conditions precedent to the Purchaser’s and the Company’s respective obligations set forth in Section 2.3 have been satisfied or waived.

“Common Stock” shall mean Class A common stock of the Company, par value $0.01 per share, and any securities into which such Class A common stock may hereinafter be reclassified into.

“including” shall mean including, without limitation.

“Person” shall mean an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Rule 144” shall mean Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

“SEC” shall mean the U.S. Securities and Exchange Commission.

“Securities” shall mean the Warrant and the Warrant Shares issuable under the Transaction Documents.

“Trading Day” shall mean a day during which trading in securities generally occurs on an exchange or the OTC Bulletin Board on which shares of Common Stock are then listed or quoted, as applicable.

“Transaction Documents” shall mean this Agreement, the Warrant and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Warrant” shall mean the Class A Common Stock Purchase Warrant in the form of Exhibit A attached hereto delivered to the Purchaser at the Closing in accordance with Section 2.2(a). The Warrant shall represent the right to purchase 419,495 shares of Common Stock at an exercise price of $0.34 per share, subject to adjustment.

“Warrant Shares” shall mean the shares of Common Stock issuable upon the exercise of the Warrant.

ARTICLE II

CLOSING

2.1 Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and the Purchaser agrees to purchase the Warrant. The Company shall deliver to the Purchaser the Warrant and the other items set forth in Section 2.2(a) at the Closing. Upon satisfaction of the conditions set forth in Section 2.2, the Closing shall occur at the offices of the Company, or such other location as the parties shall mutually agree.

2.2 Deliveries.

(a) On the Closing Date, the Company shall deliver or cause to be delivered to the Purchaser the following:

(i) this Agreement duly executed by the Company;

(ii) the Warrant duly executed by the Company and registered in the name of the Purchaser in the form of Exhibit A attached hereto; and

(iii) the consent of National City Bank provided pursuant to Section 7.5 of the Loan Agreement.

(b) On the Closing Date, the Purchaser shall deliver or cause to be delivered to the Company this Agreement duly executed by the Purchaser.

2.3 Closing Conditions.

(a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects when made and on the Closing Date (except for representations and warranties made as of a specific date, which must be accurate in all material respects as of such date) of the representations and warranties of the Purchaser contained herein;

(ii) all obligations, covenants and agreements of the Purchaser required to be performed at or prior to the Closing Date shall have been performed; and

(iii) the delivery by the Purchaser of the items set forth in Section 2.2(b) of this Agreement.

(b) The obligations of the Purchaser hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects when made and on the Closing Date (except for representations and warranties made as of a specific date, which must be accurate in all material respects as of such date) of the representations and warranties of the Company contained herein;

(ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed; and

(iii) the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. The Company hereby represents and warrants as of the date hereof to the Purchaser as follows:

(a) Organization and Authority. The Company is an entity duly incorporated and in good standing under the laws of the jurisdiction of its incorporation with the requisite power and authority to enter into, and to consummate the transactions contemplated by, the Transaction Documents and otherwise to carry out its obligations thereunder.

(b) Enforcement. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Company and no further action is required by the Company in connection therewith. This Agreement constitutes the valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms.

3.2 Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants as of the date hereof to the Company as follows:

(a) Organization and Authority. The Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into, and to consummate the transactions contemplated by, the Transaction Documents and otherwise to carry out its obligations thereunder.

(b) Enforcement. The execution, delivery and performance of the Transaction Documents by the Purchaser and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary corporate or similar action on the part of the Purchaser and no further action is required by the Purchaser in connection therewith. This Agreement constitutes the valid and legally binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms.

(c) Purchaser Representation. The Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account for investment and not with a view to, or for sale in connection with, any distribution of such Securities or any part thereof, has no present intention of distributing any of such Securities and has no arrangement or understanding with any other persons regarding the distribution of such Securities (this representation and warranty does not limit the Purchaser’s right to sell the Securities in compliance with applicable federal and state securities laws). The Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

(d) Experience of the Purchaser. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. The Purchaser is able to bear the economic risk of an investment in the Securities, has no need for liquidity with respect to its investment and is able to afford a complete loss of such investment.

(e) General Solicitation. The Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(f) Purchaser Investigation. The Purchaser has had the opportunity to request and receive all information deemed necessary by it to evaluate an investment in the Company. The Purchaser confirms that the Company has made available to the Purchaser the opportunity to ask questions of, and receive answers from the Company concerning the terms and conditions of the Securities and the business of the Company, and to obtain additional information or documents which the Company possesses or can acquire without unreasonable effort or expense. In formulating the decision to acquire the Securities, the Purchaser has relied solely upon its own advisors and its own independent investigation of the Company with respect to this Agreement and the nature and effect of any investment in the Securities as well as the representations and warranties of the Company in Section 3.1.

(g) Certain Fees. No brokerage or finder’s fees or commissions are or will be payable to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement based upon arrangements made by the Purchaser or any of its Affiliates. The Company shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of any Person for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement based upon arrangements made by the Purchaser or any of its Affiliates.

(h) Exercise of the Warrant. As of the date hereof, and on each date on which the Purchaser exercises the Warrant, the Purchaser’s representations and warranties in subsections 3.2(c) — (g) shall be accurate in all material respects.

The Company acknowledges and agrees that the Purchaser does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

ARTICLE IV

OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of the Securities other than pursuant to an effective registration statement, the Company may require the Purchaser to provide to the Company an opinion of counsel selected by the Purchaser and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of the Purchaser under this Agreement, provided that the foregoing shall not apply to a transfer of the Securities pursuant to an effective registration statement.

(b) The Purchaser agrees to the imprinting, so long as is required by applicable federal and state securities laws, of a legend on any of the Securities in the following form:

With respect to certificates representing Warrant Shares:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION, OR THE SECURITIES COMMISSION OF ANY STATE, IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND APPLICABLE STATE SECURITIES LAWS. IN ADDITION, THESE SECURITIES MAY BE DEEMED CONTROL SECURITIES WITHIN THE MEANING OF THE SECURITIES ACT.  THESE SECURITIES MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

With respect to the Warrant:

THE EXERCISE OF THIS WARRANT HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THIS WARRANT MAY ONLY BE EXERCISED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND APPLICABLE STATE SECURITIES LAWS. AS A CONDITION PRECEDENT TO THE EXERCISE OF THIS WARRANT, THE COMPANY MAY REQUIRE SUCH CERTIFICATES AND OPINIONS OF COUNSEL AS IT DEEMS NECESSARY FROM THE PERSON EXERCISING THIS WARRANT TO ESTABLISH THE EXISTENCE OF SUCH EXEMPTIONS.

NEITHER THIS WARRANT NOR THE SECURITIES INTO WHICH THIS WARRANT IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION, OR THE SECURITIES COMMISSION OF ANY STATE, IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. IN ADDITION, THIS WARRANT AND THE SECURITIES INTO WHICH THIS WARRANT IS EXERCISABLE MAY BE DEEMED CONTROL SECURITIES WITHIN THE MEANING OF THE SECURITIES ACT. THE WARRANT OR THE SECURITIES INTO WHICH THIS WARRANT IS EXERCISABLE MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

THIS WARRANT IS SUBJECT TO OTHER RESTRICTIONS ON TRANSFER AS SET FORTH IN THE SECURITIES PURCHASE AGREEMENT, DATED February 16, 2007, A COPY OF WHICH IS AVAILABLE FROM THE COMPANY UPON WRITTEN REQUEST AND WITHOUT CHARGE.

(c) The Purchaser agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company’s reliance that the Purchaser will sell or otherwise transfer any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

ARTICLE V

MISCELLANEOUS

5.1 Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the issuance of any Securities in the name of the Purchaser.

5.2 Entire Agreement. The Transaction Documents, together with the exhibits and other attachments thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and attachments.

5.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature page to this Agreement prior to 5:30 p.m. (Eastern Time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature page to this Agreement on a day that is not a Trading Day or later than 5:30 p.m. (Eastern Time) on any Trading Day, (c) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature page to this Agreement.

5.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

5.5 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

5.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser. The Purchaser may assign any or all of its rights under this Agreement to any Person to whom the Purchaser assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the “Purchaser.”

5.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

5.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, stockholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the State of Delaware. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of Delaware for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

5.9 Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities, as applicable, for a period of two years.

5.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

5.11 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

5.12 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such mutilation, loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

5.13 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchaser and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

CTI GROUP (HOLDINGS) INC.			Address for Notice:
By:	/s/John Birbeck		333 North Alabama Street, Suite 240

	Name:	John Birbeck	Indianapolis, Indiana 46204

	Title:	CEO	Fax No.: 317-262-4513

With a copy to (which shall not constitute notice):
Blank Rome LLP
One Logan Square
Philadelphia, PA 19103
Attn: Alan H. Lieblich, Esq.

FAIRFORD HOLDINGS LIMITED			Address for Notice:

By:	/s/Bengt Dahl

	Name:	Bengt Dahl	Box 40, 831 21 Östersund, Sweden

	Title:	Director	Fax No.: 46 63 13 38 25